                                                                   EXHIBIT 24.01

                          COMMISSION FILE NO. 1-5492-1


                                POWER OF ATTORNEY

Know All Men By These Presents, that each person whose signature appears below constitutes and appoints John L. Patenaude and Robert S. Amrein and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Nashua Corporation's Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                                  TITLE                  DATE
---------                                  -----                  ----

/s/Sheldon A. Buckler                      Director               March 6, 2002
---------------------------
Sheldon A. Buckler



/s/Avrum Gray                              Director               March 7, 2002
---------------------------
Avrum Gray



/s/Mark E. Schwarz                         Director               March 11, 2002
---------------------------
Mark E. Schwarz



/s/John M. Kucharski                       Director               March 12, 2002
---------------------------
John M. Kucharski



/s/George R. Mrkonic, Jr.                  Director               March 8, 2002
---------------------------
George R. Mrkonic, Jr.



/s/Peter J. Murphy                         Director               March 11, 2002
---------------------------
Peter J. Murphy



/s/James F. Orr III                        Director               March 11, 2002
---------------------------
James F. Orr III